EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Searchlight Minerals Corp. (the “Company”) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ian R. McNeil, as Chief Executive Officer of the Company, and Melvin L. Williams, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SEARCHLIGHT MINERALS CORP.

Date: July 24, 2009	By:	/s/ IAN R. MCNEIL
Ian R. McNeil
Chief Executive Officer

Date: July 24, 2009	By:	/s/ MELVIN L. WILLIAMS
Melvin L. Williams
Chief Financial Officer